SCHEDULE 14A INFORMATION

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            IXION BIOTECHNOLOGY, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:

PRELIMINARY PROXY MATERIALS

                                      IXION



                    Notice of Annual Meeting of Stockholders
                                  June 11, 1999




         The annual meeting of stockholders of Ixion Biotechnology, Inc, a Delaware corporation (the "Company"), will be held at the offices of the Company at 13709 Progress Blvd., Alachua, Florida, on June 11, 1999 at 10:00 a.m., local time to:

         1. Elect five directors for a term of one year;

         2. To approve an amendment to the Company's certificate of incorporation to increase the authorized number of shares of common stock from 4,000,000 to 20,000,000 and to authorize 1,000,000 shares of a new class of preferred stock;

         3. To approve an amendment of the Company's 1994 Board Retainer Plan to increase the aggregate number of shares authorized to be outstanding under such plan to 250,000;

         4. To ratify the selection of PricewaterhousCoopers to audit the books and records of the Company for 1998; and

         5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The board of directors has fixed the close of business on April 13, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.


                                       By Order of the Board of Directors,




                                       Mary Trew
                                       Secretary

Alachua, Florida
April xx, 1999


--------------------------------------------------------------------------------
                                    IMPORTANT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         If you do not expect to attend the meeting in person, please complete, date, and sign the enclosed proxy and return it without delay in the enclosed envelope, which requires no additional postage if mailed in the United States.
--------------------------------------------------------------------------------

PRELIMINARY PROXY MATERIALS







                                      IXION
                            IXION BIOTECHNOLOGY, INC.
                          13709 Progress Blvd., Box 13
                                Alachua, FL 32615

                                 April xx, 1999





                                 PROXY STATEMENT
                  For annual meeting of stockholders to be held
                            on Friday, June 11, 1999


                                     GENERAL

         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Ixion Biotechnology, Inc. (the "Company" or "Ixion"), for use at the annual meeting of stockholders on June 11, 1999 at 10:00 a.m. local time, and at any postponements or adjournments thereof. We expect to distribute this proxy statement and the accompanying proxy card to stockholders about April xx, 1999.

         The Company will bear the cost of proxy solicitation. In addition to the use of mails, proxies may be solicited by telephone by officers, directors, and regular employees of the Company, none of whom will be specially compensated for such services.

         Our annual report to stockholders for the fiscal year ended December 31, 1998, including audited financial statements, is included herewith, but does not constitute a part of this proxy statement.

         Holders of our common stock, of record at the close of business on April 13, 1999, are entitled to vote at the meeting. As of that date, there were xxxxxxxxx shares of common stock outstanding. Each stockholder entitled to vote shall have the right to one vote for each share outstanding in such stockholder's name.

         We presently have no other class of stock outstanding and entitled to be voted at the meeting. The presence in person or by proxy of stockholders composing a majority of all votes entitled to be cast at the meeting constitutes a quorum.

         Shares cannot be voted at the meeting unless the holder of record is present in person or by proxy. The enclosed proxy is a means by which a stockholder may authorize the voting of his or her shares at the meeting. The shares of common stock represented by each properly executed proxy will be voted at the meeting in accordance with each stockholder's directions. Stockholders should specify choices by marking the appropriate boxes on the enclosed proxy; if no choice has been specified, the shares will be voted as recommended by the board of directors. If any other matters are properly presented at the meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgement.

PRELIMINARY PROXY MATERIALS



        Your execution of the accompanying proxy will not affect your right to attend the meeting and vote in person. Any stockholder giving a proxy has a right to revoke it by giving written notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy, at any time before the proxy is voted, or by attending the meeting and voting in person. If you are a stockholder of record and plan to attend the meeting, please return the proxy card with the "Annual Meeting" box marked. Admission to the meeting will be on a first-come, first served basis. Stockholders will be admitted upon verification of ownership at the door.

         Your proxy vote is important. Accordingly, please complete, sign, and return the accompanying proxy whether or not you plan to attend the meeting.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Proxies in the accompanying form will be voted at the meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

         The stockholders will elect five directors at the annual meeting for a term of one year expiring at the 2000 annual meeting of the stockholders, and until the election and qualification of successors (or until earlier removal or resignation). In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The board of directors has no reason to believe that any of the nominees named below will be unavailable, or, if elected, will decline to serve. Directors will be elected by a plurality of the votes cast at the annual meeting. Withheld votes will not count toward such nominee's achievement of a plurality.

         Certain information is set forth below for each nominee for director. All of the nominees are presently directors and were previously elected by the stockholders.

         The Board of Directors unanimously recommends a vote FOR each of the nominees.

Nominees for Director



                                                                                                                  Year First
                                                Principal Occupations During Past Five                              Became
   Name of Director          Age                       Years and Certain Directorships                             Director
------------------------    ------    ------------------------------------------------------------------------    -----------
------------------------    ------    ------------------------------------------------------------------------    -----------

Weaver H. Gaines             55       Mr. Gaines is one of the founders of the Company and has been its              1993
                                      Chairman and Chief Executive and a director since inception.  He was also President from April 1993 to April 1994.  From April to November
                                      1992, he was a member of Bush/Quayle 92.  He is also a director of
                                      BIO+Florida, the Florida biotechnology trade
                                      association, and of AquaGene, Inc.
------------------------    ------    ------------------------------------------------------------------------    -----------
------------------------    ------    ------------------------------------------------------------------------    -----------

David C. Peck                51       Mr. David Peck is one of the founders of Ixion and has been a director         1993
                                      since inception.  Since April 1994, he has served as President and
                                      Chief Financial Officer.  From September 1995, Mr. Peck has also been
                                      Chief Executive Officer and Chief Operating Officer of BACOMPT, a
                                      printing company located in Carmel, Indiana.  Mr. Peck is the brother of Dr. Peck, the Company's Chief Scientist.
------------------------    ------    ------------------------------------------------------------------------    -----------
------------------------    ------    ------------------------------------------------------------------------    -----------

David M. Margulies           47       Dr. Margulies is currently Executive Vice President and Chief                  1994
                                      Scientist of Synetic, Inc., a publicly-held company.  From July 1996 to January 1997, Dr. Margulies was a founder  and Chairman and CEO of
                                      CareAgents, Inc, a developer of Internet-based clinical commerce applications, which was acquired by Synetic in January 1997.  From
                                      1991 to July 1996, Dr. Margulies was a Director, an Executive Vice
                                      President, and Chief Scientist of Cerner
                                      Corporation, a publicly-held company.
------------------------    ------    ------------------------------------------------------------------------    -----------
------------------------    ------    ------------------------------------------------------------------------    -----------

Vincent P. Mihalik            48      Mr. Mihalik is presently Senior Vice President and General Manager,            1995
                                      Lab Systems and Molecular Biochemicals, Roche Diagnostics.  From
                                      November of 1996 until June 1998, he was Executive Vice President,
                                      Group Personnel, Corange International Holding BV, the parent company of Boehringer Mannheim Corporation.  From November 1995 to November of
                                      1996, he was Senior Vice President Global Marketing for the Diabetes
                                      Care Business Unit of Boehringer Mannheim Corporation.
------------------------    ------    ------------------------------------------------------------------------    -----------
------------------------    ------    ------------------------------------------------------------------------    -----------

Karl-E. Arfors                62      Dr. Arfors has been President of Experimental Medicine, Inc., since            1998
                                      1993.  His professional career includes positions with the Liposome
                                      Company and Pharmacia AB, as well as President of the La Jolla
                                      Institute for Experimental Medicine.
------------------------    ------    ------------------------------------------------------------------------    -----------




Committees of the Board of Directors

         The Bylaws provide that the board may designate an executive committee and other committees, each of which shall consist of one or more directors, and the board annually elects from its members of an Audit and Benefits Committee and an Executive Committee.

         Audit and Benefits Committee. The members of the Audit and Benefits Committee are Dr. Margulies, Dr. Arfors, and Mr. Mihalik, all non-employee directors. This Committee, which met twice during 1998, recommends to the board the engagement of independent auditors, reviews the professional services to be rendered by the independent auditors, the scope of their audit, their fees, and the results of their engagement. The independent auditors meet periodically with the Committee and have unrestricted access to them. The Committee is also responsible for developing and executing plans for the compensation of the executive officers. Additionally, the Committee administers the terms and provisions of the 1994 Stock Option Plan (the "Option Plan") and the Board Retainer Plan, including the determination of the individuals eligible to receive awards, the individuals to whom awards should be granted, the nature of the awards to be granted, and the exercise price, vesting schedule, and term of options or awards to be granted.

         Executive Committee. The members of the Executive Committee are Mr. Gaines and Mr. Peck. The Executive Committee has all of the powers of the Board permitted under the Delaware corporation law. There were no meetings of the Executive Committee during 1998.

Board Meetings and Attendance of Directors

         The board of directors had four meetings in 1998. All directors attended more than 75% of the aggregate of (i) the total number of meetings of the board held while they were members, and (ii) the total number of meetings held by all committees of the board.


       PROPOSAL 2: APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF
               COMMON STOCK AND OF A NEW CLASS OF PREFERRED STOCK

         The board of directors has approved and adopted, subject to stockholder approval, an amendment to the Company's certificate of incorporation to increase the Company's authorized number of shares of common stock from 4,000,000 shares to 20,000,000 shares and to authorize up to 1,000,000 shares of a new class of preferred stock.

PRELIMINARY PROXY MATERIALS



     Although at present the Company has no plans to issue additional shares of common stock other than the shares currently reserved as discussed below, nor to issue any preferred stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional common shares and the new preferred shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers, directors or consultants, establishing strategic relationships with other companies and expanding the Company's business through the acquisition of other businesses or products. Stockholders will not be entitled to preemptive rights with respect to any such issuances.

         The additional shares of common stock to be authorized by adoption of the amendment to the certificate of incorporation would have rights identical to the currently authorized common stock. The issuance of common stock authorized under the amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to any later increase in the number of shares of the Company's common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock.

         Please note that any issuance of additional shares of common stock could be disadvantageous to existing stockholders because such issuance might serve to dilute their percentage interest in the Company. Holders of common stock do not have preemptive rights to purchase any additional shares of common stock which may be issued. The Company would not be required to obtain stockholder approval to issue authorized but unissued shares of common stock, unless required to do so by applicable law or the rules of any stock exchange on which the Company's shares may be listed.

         The authorized but unissued shares of common stock also could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of the Company. For example, the shares could be privately placed with purchasers who might support the board of directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations, or alter, amend, or repeal provisions of the Company's Certificate of Incorporation. To the extent that it impedes any such attempts, the issuance of shares following the amendment may serve to perpetuate existing management.

         Following approval by the stockholders of the amendment, the board of directors, by adoption of an authorizing resolution, may cause preferred stock to be issued from time to time in one or more series, and may, with regard to the shares of any series of preferred stock:

     o        Fix the distinctive serial designation of the shares;
     o        Fix the dividend rate, if any;
     o Fix the date from which dividends on shares issued before the date for payment of the first dividend shall be cumulative, if any;
     o        Fix the redemption price and terms of redemption, if any;
     o Fix the amounts payable per share in the event of dissolution or liquidation of the Company, if any; o Fix the terms and amounts of any sinking fund to be used for the purchase or redemption of shares, if any;
     o Fix the terms and conditions under which the shares may be converted, if any;
     o Provide whether such shares shall be non-voting, or shall have full or limited voting rights, and the rights, if any, of such shares to vote as a class on some or all matters on which such shares may be entitled to vote; and
     o Fix such other preferences, qualifications, limitations, restrictions, and special or relative rights not required by law.

None of these actions would require stockholder approval.

         As of February 28, 1999, of the 4,000,000 shares of common stock presently authorized

     o        2,514,014 shares were issued and outstanding;
     o under the Company's 1994 Stock Option Plan, 224,100 shares were reserved for future option grants and 100,900 shares were reserved for issuance upon exercise of presently outstanding stock options;

PRELIMINARY PROXY MATERIALS

     o in connection with the Company's public offering of 150,000 units (composed of 150,000 shares of stock and 37,500 Charitable Benefit Warrants), 115,580 shares were reserved for future sales of units in the offering, 23,630 shares are reserved for future sales of Charitable Benefit Warrants included in the units, and 8,605 shares are reserved for exercise of outstanding
              Charitable Benefit Warrants;
     o 323,557 shares were reserved for issuance upon conversion of the Company's unsecured convertible notes; o under the Company's
              1994 Board Retainer Plan (subject to stockholder approval of the amendment discussed in Proposal 3), 150,950 shares were reserved for future awards;
     o 23,630 shares were reserved for issuance pursuant to outstanding warrants; and
     o        509,769 shares were unissued and unreserved.

         If the amendment to the Certificate of Incorporation is approved by the stockholders, it will become effective upon the filing of the Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as promptly as practicable following the annual meeting. The complete text of the Certificate of Amendment to the Certificate of Incorporation is set forth in Exhibit A to this Proxy Statement.

         The affirmative vote of the holders of a majority of the shares of the common stock outstanding on the record date will be required to approve the proposed amendment to the certificate of incorporation. As a result, abstentions will have the same effect as negative votes.

         The board of directors recommends a vote FOR Proposal 2.

          PROPOSAL 3: APPROVAL OF 1994 BOARD RETAINER PLAN, AS AMENDED

         The Company does not pay cash compensation to outside members of the board of directors or to members of the scientific advisory board. Accordingly, on August 31, 1994, the board of directors adopted the 1994 Board Retainer Plan to grant shares of common stock to such members as well as to permit grants of stock as hiring bonuses for key employees. There are 75,000 shares of the Company's common stock authorized for issuance under the Board Retainer Plan to directors and members of the Company's scientific advisory board. Shares may also be issued to key employees under the Board Retainer Plan (generally upon hire), but no specific number of shares were originally reserved for grants to employees.

         At February 28, 1999, a total of 74,000 shares had been issued to directors and members of the scientific advisory board and only 1,000 shares remained available for future grants to them under the Board Retainer Plan (plus any shares that might in the future be returned to the Board Retainer Plan as a result of repurchases of unvested issued shares which the Company has a right to repurchase upon termination of such director or member of the scientific advisory board). 25,050 shares have been issued to employees.

         The amended Board Retainer Plan will increase the total number of shares which may be issued and outstanding to 250,000 (of which, as noted above, 99,050 have been issued already). It will also limit the total number of shares reserved for issuance under this Plan by bringing issuances to employees and consultants under the 250,000 cap.

         Stockholders are requested in this Proposal 3 to approve the amended Board Retainer Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amended Board Retainer Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

         The complete text of the Board Retainer Plan is set forth in Exhibit B to this proxy statement. The essential features of the amended Board Retainer Plan are set forth below and are qualified in their entirety by reference to the full text of the Board Retainer Plan.

PRELIMINARY PROXY MATERIALS


         Stock Subject to the Plan. Assuming approval by the stockholders, a total of 250,000 shares may be issued and outstanding under the Plan.

         Granting of Awards. Any serving outside director, or any member of the scientific advisory board, and key employees and key consultants are eligible for awards. There are currently three outside directors, six members of the scientific advisory board, and approximately 10 employees and consultants who are eligible for awards.

         Outside directors and members of the scientific advisory board receive 5,000 shares upon joining a board. Thereafter, following each annual meeting of the board, each such person is awarded an additional 1,000 shares so long as they continue their active service. Employees and consultants may be granted awards in connection with employment or otherwise upon recommendation of the Audit and Benefit Committee and approval by the board of directors. Participants do not pay cash consideration for awarded shares.

         Administration of the Plan. The Plan is administered by the Audit and Benefits Committee, which must consist of at least two outside directors. The Committee has the sole discretionary authority to impose conditions and restrictions on awards, interpret the plan, establish rules and regulations, and take any other actions.

         Terms of the Grants. Participants receive certificates for fully-paid and nonassessable shares in the amount of the award. Shares awarded but not yet vested may be reacquired by the Company at no cost if a participant ceases, for any reason, to be a member of the board, a member of the scientific advisory board, or an active employee or consultant.

         Transfer Restrictions and Vesting. Unless the Committee decides otherwise, no shares issued pursuant to an award may be sold, pledged, or transferred until they have vested and unless the transfer is not in violation of the securities laws. With respect to directors, employees, or consultants, the awarded shares will typically vest as over a five-year period (20% after the participants first full year of continuous service and 1/12 of 20% at the end of each additional full month of continuous service thereafter). Scientific advisors' shares vest 25% at the end of each three months. Generally, unvested shares at the time of termination will not vest, unless the Committee determines otherwise, except in the case of a change of control, when all unvested awards vest immediately. The Plan does not confer any rights of employment on any participant.

         Miscellaneous. All costs are paid by the Company. The Company has the right to deduct from any award and taxes that may be required to be withheld. The Company may suspend or terminate the plan at any time.

         The board of directors recommends a vote FOR Proposal 3.


                       PROPOSAL 4: DESIGNATION OF AUDITORS

         Upon the recommendation of the Audit and Benefits Committee, the Board of Directors has designated PricewaterhouseCoopers LLP to audit the books and accounts of the Company for the year ending December 31, 1999, and will offer a resolution at the annual meeting to ratify the designation.

         The board recommends a vote FOR Proposal 4.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgement.

                             EXECUTIVE COMPENSATION

Compensation of Directors

PRELIMINARY PROXY MATERIALS


         Employees and consultants of the Company who are also directors of the Company receive no additional remuneration for fulfilling their role as director.

         Pursuant to the Board Retainer Plan, as described above, non-employee directors receive a grant of 5,000 shares of common stock upon election to the board, and, during the duration of the Plan, will receive 1,000 shares annually thereafter, immediately following the annual meeting at which they are reelected to the Board. They also receive reimbursement of their expenses to attend board meetings. In June of 1998, Dr. Margulies and Mr. Mihalik each received 1,000 shares under the Board Retainer Plan, and Dr. Arfors received 5,000 shares. In addition, non-employee directors are eligible to receive options under the terms of the 1994 Stock Option Plan as determined by the Audit and Benefits Committee. Non-employee directors who are members of the Audit and Benefit Committee may not be awarded discretionary option grants, but will receive a grant of options to purchase 2,000 shares of the Company's Common Stock upon appointment to the Committee, and options to purchase an additional 2,500 shares annually thereafter. Options vest over a five-year period, with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. In 1998, Dr. Margulies and Mr. Mihalik each received an automatic annual grant under the 1994 Stock Option Plan of a nonqualified option to purchase 2,500 shares of Common Stock at an exercise price of $10.00 per share.

Summary Compensation Table

         The following table summarizes the compensation of those persons who were, at December 31, 1998, the Company's Chairman and Chief Executive Officer, its President, and its Senior Vice President and Chief Scientist, for the years ended December 31, 1996, 1997, and 1998.



                           Summary Compensation Table
--------------------------------------       -----------------------------------   --------------------------------------------
                                                    Annual Compensation                   Long-Term Compensation Awards
--------------------------------------       ----------------------------------    --------------------------------------------

                                                Deferred        Cash       All        Restricted             Securities
Name                               Year          Salary        Salary     Other      Stock Awards      Underlying Options/SARs
----                              ------       ----------    --------    -------    --------------    -------------------------

------------------------------    ------       ----------    --------    -------    --------------    -------------------------
------------------------------    ------       ----------    --------    -------    --------------    -------------------------

Weaver H. Gaines (1)......         1996         $25,000      $60,000       $0            $0                         0
Chairman and CEO                   1997         $23,750      $71,250       $0            $0                         0
                                   1998         $95,000      $     0       $0            $0                    19,000

------------------------------    ------       ----------    --------    -------    --------------    -------------------------
------------------------------    ------       ----------    --------    -------    --------------    -------------------------

David C. Peck (2).........         1996         $25,000      $35,000       $0            $0                         0
President & CFO                    1997         $20,000      $40,000       $0            $0                         0
                                   1998         $60,000      $     0       $0            $0                    12,000

------------------------------    ------       ----------    --------    -------    --------------    -------------------------
------------------------------    ------       ----------    --------    -------    --------------    -------------------------

Ammon B. Peck (3).........         1996         $ 5,000      $35,000       $0            $0                         0
Sr. V.P. & Chief Scientist         1997         $16,667      $33,333       $0            $0                         0
                                   1998         $50,000      $     0       $0            $0                    10,000

------------------------------    ------       ----------    --------    -------    --------------    -------------------------



     (1) Mr. Gaines joined the Company at its inception in March 1993.
     (2) Mr. Peck joined the Company in April 1994. He is paid a consulting fee rather than a salary. (3) Dr. Peck began consulting for the Company on June 1, 1994. He is paid a consulting fee rather than a salary.

Executive Compensation and Employment Arrangements

         In August, 1994, the Board of Directors adopted an annual incentive compensation plan (the "Annual Bonus Plan"), administered by the Audit and Benefits Committee, pursuant to which officers and key consultants may be awarded cash bonuses (deferred unless the Company has sufficient cash to pay such bonuses prudently), based on the financial performance of the Company. For 1998, the Audit and Benefits Committee determined that awards could range up to 50% of a participant's base salary or consulting fee, depending on their rank. No awards under the Annual Bonus Plan were made for 1997. Awards, if any, for 1998, will be determined following the annual meeting.

PRELIMINARY PROXY MATERIALS


         In January, 1994, the Board of Directors adopted a Deferred Compensation Plan for officers, key employees, and key consultants of the Company, permitting such persons to defer the receipt of all or a portion of their compensation. Under the Deferred Compensation Plan, an unfunded deferred compensation account is established for each participant. The only obligation of the Company regarding such account is to make the payments when they become payable if the Company has sufficient cash to do so prudently. Any amount credited to such account is solely for record-keeping, and is not considered to be held in trust or in escrow or in any way vested in the participant. Payments under the Deferred Compensation Plan are to be made only upon termination of employment (which may be by death, disability, retirement, or otherwise) and may be in a lump sum or as an annuity. In the case of certain senior participants, if termination is by death or dismissal without cause, at the election of the participant, the balance in his account may be converted into Common Stock of the Company at a price per share not greater than the lowest price per share (adjusted for stock splits, stock dividends, the issuance of convertible securities, warrants, or options, or other dilution) at which shares of the Company's Common Stock have been issued (or agreed to be issued) at any time in the 365 days preceding the date of termination. A termination is deemed without cause for substantially the same occurrences described under "Employment Agreements," below. Amounts in the account bear interest, compounded annually, at a rate established by the Board of Directors, which was 6.54% during 1998. Effective January 1, 1999, the rate established by the Board is 6.29%. All compensation and all interest during 1998 were deferred by the officers.

         The Company has entered into written employment agreements (the "Employment Agreements") with two of its executive officers, Messrs. Gaines and
D. Peck (who also has a consulting agreement with the Company which essentially duplicates the terms of the Employment Agreement), which provide for initial annual base compensation of $95,000 and $60,000, respectively. Base compensation levels are to be reviewed at least annually. Upon a determination by the Board that the Company has obtained adequate financing, base compensation may be increased to not less than the average cash base compensation reported by an appropriate salary survey (as determined by the Board) for executive officers at biotechnology companies of equivalent size and status. The effective date of the Employment Agreements is August 31, 1994, and the current term of each expires December 31, 2000, renewable automatically for one-year terms unless either party gives written notice of termination at least 92 days before the end of the then current term. Annual bonus compensation, if any, shall be determined by the Board of Directors.

         The Employment Agreements provide that the Company has the right to terminate the executive at any time upon 60 days' notice. A termination for cause (as defined in the Employment Agreements) is effective without further benefits, upon a finding by the Board of Directors. Termination without cause (as defined in the Employment Agreements), or termination by the executive for "Good Reason" (as defined in the Employment Agreements) requires the Company to pay severance benefits equal to the aggregate base salary at the then current rate payable through the end of the then current term, but not less than two times the executive's base compensation. In addition, the Company must pay annual bonus compensation calculated in accordance with the Employment Agreements. Finally, all restricted stock is immediately vested, all outstanding stock options are immediately vested and accelerated, and the executives have the right to purchase Common Stock of the Company pursuant to the terms of the Subordinated Note Agreement and the Deferred Compensation Plan. Termination is deemed without cause or for "Good Reason" if (i) there is a reduction in the executive's annual aggregate compensation or benefits, (ii) there is an involuntary diminution in the executive's position, powers, authority, duties, or responsibilities, or (iii) there is a material breach of the Employment Agreement by the Company.

         The Employment Agreements contain covenants that an executive must refrain from engaging in any business competitive with the Company during the period of his employment and for six months after termination or resignation and must not use, disclose or make accessible to any third party any proprietary information of the Company during the period of his employment, or thereafter. All inventions relating to oxalate technology, or biotechnology generally conceived while rendering services to the Company must be assigned to the Company.

         The Company has an exclusive consulting agreement expiring in 2000 with Dr. Ammon B. Peck for consulting services relating to the Company's business and technology. The fee is $50,000 per year. Dr. Peck is obligated to devote 48 days of service per year to the Company, including travel time, and has agreed not to engage in competitive activities with Ixion during the term of the agreement, or for two years thereafter. Subject to the provisions of Dr. Peck's employment agreement with the University of Florida, Dr. Peck has agreed to assign to the Company any inventions or intellectual property rights developed by him while performing services under the agreement. The agreement may be canceled by either party on 30 days' written notice.

Option Tables

         The following table sets forth certain information concerning all stock option grants to the Company's executive officers to date.

PRELIMINARY PROXY MATERIALS


                      Option/SAR Grants in Last Fiscal year
                               (Individual Grants)
               ------------------------------------------------

                            Number of Securities     % of Total Options/SARs
                                 Underlying          Granted to Employees in    Exercise Price
 Name                      Options/SARs Granted            Fiscal Year             Per Share      Expiration Date
-----------------------    --------------------     -----------------------     --------------    ---------------

Weaver H. Gaines                  19,000                       42%                   $10.00         June 30, 2008
-----------------------    --------------------     -----------------------     --------------    ---------------
-----------------------    --------------------     -----------------------     --------------    ---------------

David C. Peck                     12,000                       27%                   $10.00         June 30, 2008
-----------------------    --------------------     -----------------------     --------------    ---------------
-----------------------    --------------------     -----------------------     --------------    ---------------

Ammon B. Peck                     10,000                       22%                   $10.00         June 30, 2008
-----------------------    --------------------     -----------------------     --------------    ---------------


         The following table sets forth certain information concerning option exercises and option holdings under the Option Plan as of December 31, 1998 with respect to each of the Company's executive officers.

            Aggregated Options/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-end Option/SAR Values

----------------------------------------- ------------------------------------ -

                         Number of Securities          Value of Unexercised
                        Underlying Unexercised              In-The-Money
                        Options/SARs at FY-end         Options/SARs at FY-end
Name                  Exercisable/Unexerciseable   Exercisable/Unexerciseable(1)

------------------ ------------------------------  -----------------------------
------------------ ------------------------------  -----------------------------

Weaver H. Gaines              0/19,000                          $0/$0
------------------ ------------------------------  -----------------------------
------------------ ------------------------------  -----------------------------

David C. Peck                 0/12,000                          $0/$0
------------------ ------------------------------  -----------------------------
------------------ ------------------------------  -----------------------------

Ammon B. Peck                 0/10,000                          $0/$0
------------------ ------------------------------  -----------------------------

      (1) Value is based on the public offering price of the Company's Units. There is no trading market for the Company's common stock, accordingly no options are "in-the-money."

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth certain information with respect to beneficial ownership of the Company's common stock as of February 28, 1999, by the Company's executive officers and by all directors and officers of the Company as a group.

----------------------------------- ------------------------------ -------------

Name                                       Number of Shares           Percent
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

Ammon B. Peck, Ph.D                       655,000 (1) (4)              26%
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

Weaver H. Gaines                          553,512 (2) (4)              22%
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

David C. Peck                             417,734 (3) (4)              16%
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

David M. Margulies, M.D                    21,875 (4)                  (5)
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

Vincent P. Mihalik                         15,400 (4)                  (5)
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

Karl-E. Arfors, Ph.D                        5,000                      (5)

----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

All officers and directors
as a group  (6 persons)                 1,667,021 (4)                  66%

=================================== ============================== =============

PRELIMINARY PROXY MATERIALS


     (1) Includes 50,000 shares held by Dr. Peck's wife in trust for her brothers as to which Dr. Peck disclaims beneficial ownership and 5,000 shares issuable upon conversion of unsecured convertible notes held by members of Dr. Peck's immediate family, as to which Dr. Peck disclaims beneficial ownership.
     (2) Includes 5,952 shares issuable upon conversion of unsecured convertible notes held by Mr. Gaines and 40,000 shares held by WABS Associates, a general partnership composed of Mr. Gaines and his three siblings. Mr.
Gaines disclaims beneficial ownership of 30,000 of such WABS shares.
     (3) Includes 12,000 shares issuable upon conversion of unsecured convertible notes held by members of Mr. Peck's immediate family as to which Mr. Peck disclaims beneficial ownership and 1,400 shares held by members of Mr. Peck's immediate family, as to which Mr. Peck disclaims beneficial ownership.
     (4) Includes shares which could be acquired within 60 days of February 28, 1999 through the exercise of stock options or the conversion of unsecured convertible notes as follows: Dr. Peck (5,000 shares), Mr. Gaines (5,952 shares), Mr. Peck (12,000 shares), Dr. Margulies (4,875 shares), and Mr. Mihalik (3,400 shares).
     (5) Less than 1.0% (including shares which could be acquired within 60 days of February 28, 1999, through the exercise of outstanding options). Percent is calculated based on actual shares outstanding plus shares exercisable by officers or directors within 60 days.

Security Ownership of Certain Beneficial Owners

         Set forth below is certain information with respect to those persons who are known to the Company to own beneficially more than five percent of the Company's Common Stock as of February 28, 1999.

--------------------------------- ------------------------------ ---------------

Name and Address of Beneficial Owners (1)      Number of Shares        Percent
-----------------------------------------      ----------------        -------
-----------------------------------------      ----------------        -------

Ammon B. Peck, Ph.D                             655,000 (2) (5)          26%
------------------------------------------     ---------------         -------
------------------------------------------     ---------------         -------

Weaver H. Gaines                                553,512 (3) (5)          22%
-----------------------------------------      ----------------        -------
-----------------------------------------      ----------------        -------

David C. Peck                                   417,734 (4) (5)          16%
-----------------------------------------      ----------------        -------

    (1)  Address is 13709 Progress Blvd., Box 13, Alachua, FL 32615.
     (2) Includes 50,000 shares held by Dr. Peck's wife in trust for her brothers as to which Dr. Peck disclaims beneficial ownership and 5,000 shares issuable upon conversion of unsecured convertible notes held by members of Dr. Peck's immediate family, as to which Dr. Peck disclaims beneficial ownership.
     (3) Includes 5,952 shares issuable upon conversion of unsecured convertible notes held by Mr. Gaines and 40,000 shares held by WABS Associates, a general partnership composed of Mr. Gaines and his three siblings. Mr.
Gaines disclaims beneficial ownership of 30,000 of such WABS shares.
     (4) Includes 12,000 shares issuable upon conversion of unsecured convertible notes held by members of Mr. Peck's immediate family as to which Mr. Peck disclaims beneficial ownership and 1,400 shares held by members of Mr. Peck's immediate family, as to which Mr. Peck disclaims beneficial ownership.
     (5) Includes shares which could be acquired within 60 days of February 28, through the conversion of unsecured convertible notes as follows: Dr. Peck (5,000 shares), Mr. Gaines (5,952 shares), and Mr. Peck (12 shares). Percent is calculated based on actual shares outstanding plus shares exercisable by officers or directors within 60 days.

         The Company is not aware of any arrangements, including pledges of securities, the execution of which may at a subsequent time result in a change in control of the Company.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

         The following are transactions since January 1, 1997 between the Company and any officer, director, director nominee, or the immediate family of any such persons.

         On April 16, 1996, the Chairman and Chief Executive Officer and the President of the Company each entered into a revolving agreement to extend funds to the Company in the form of bridge loans. Outstanding loans currently bear cash interest at the rate 8% (which can be reset annually, at the election of either party, to the prime rate in effect on January 1 of any given year plus 3%), paid monthly and upon repayment of the principal. In addition, the Chairman, on June 21, 1996, agreed to increase his loan commitment to an amount up to $150,000. $380,000 in bridge loans to these officers was borrowed and was outstanding at February 28, 1999.
The officers have no commitment to lend additional funds in the future.

PRELIMINARY PROXY MATERIALS


         It is the Company's policy that any material transactions or loans, and any forgiveness of loans, between officers, directors, or material shareholders and the Company must be approved by a majority of the Company's independent directors, if any, who do not have an interest in the transaction. Furthermore, all such transactions or loans must be entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties. The above transaction was entered into in compliance with the Company's policy.

                       2000 ANNUAL MEETING OF SHAREHOLDERS

         If any stockholder intends to present a proposal for consideration at the 2000 annual meeting of stockholders, such proposal must be received by the Company not later than December 26, 1999, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company's proxy statement for such meeting.

                                  ANNUAL REPORT

         The annual report to stockholders of the Company for the year ended December 31, 1998 has been mailed simultaneously to the stockholders of the Company. The Company's annual report on Form 10-KSB for the year ended December 31, 1998, as filed with the Securities and Exchange Commission (excluding exhibits) is included in the Company's annual report to stockholders.

PRELIMINARY PROXY MATERIALS



Exhibit A
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

         Ixion Biotechnology, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company") through the Chairman of its Board of Directors certifies in accordance with Section 103 of the General Corporation Law:

         1.  The name of the Company is Ixion Biotechnology, Inc.

         2. The date on which the Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware is March 25, 1993.

         3. That the Board of Directors of the Company, acting in accordance with the provisions of Section 141 and 242 of the General Corporation Law, adopted a resolutions amending its Certificate of Incorporation as follows

         RESOLVED, that the certificate of incorporation be amended by deleting the Article numbered FOURTH and replacing in its entirety as follows:

                           "FOURTH: The total number of shares of stock which
                  the corporation shall have authority to issue is 1,000,000 shares of Preferred Stock with a par value of $0.01 per share and 20,000,000 shares of Common Stock, par value $0.01 per share. The Board of Directors, by adoption of an authorizing resolution, may cause Preferred Stock to be issued from time to time in one or more series. The Board of Directors, by adoption of an authorizing resolution, may, with regard to the shares of any series of Preferred Stock:

                           (1) Fix the distinctive serial designation of the shares;
                           (2) Fix the dividend rate, if any;
                           (3) Fix the date from which dividends on shares issued before the date for payment of the first dividend shall be cumulative, if any;
                           (4) Fix the redemption price and terms of redemption, if any;
                           (5) Fix the amounts payable per share in the event of dissolution or liquidation of the Company, if any;
                           (6) Fix the terms and amounts of any sinking fund to be used for the purchase or redemption of shares, if any;
                           (7) Fix the terms and conditions under which the shares may be converted, if any;
                           (8) Provide whether such shares shall be non-voting, or shall have full or limited voting rights, and the rights, if any, of such shares to vote as a class on some or all matters on which such shares may be entitled to vote; and
                           (9) Fix such other preferences, qualifications, limitations, restrictions, and special or relative rights not required by law."


         4. Thereafter, pursuant to a resolution of the Board of Directors, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

         5. That the capital of the Company shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, the Company has executed this certificate and caused its corporate seal to be affixed hereto this day of , 1999.

PRELIMINARY PROXY MATERIALS

                                               Ixion Biotechnology, Inc.


                                            By  ______________________________
                                                Weaver H. Gaines,
                                                Chairman of the Board

[Corporate Seal]

Attest:  ________________________
         Mary Trew, Secretary


STATE OF FLORIDA         )
                         : ss.:
COUNTY OF ALACHUA        )


         On this day of , 1999, before me the undersigned, a Notary Public for the State of Florida, appeared Weaver H. Gaines and Mary Trew (known to me), the Chairman of the Board and Secretary of the Company that executed the forgoing certificate of amendment of certificate of incorporation, and acknowledged to me that the forgoing are their acts and deeds and the act and deed of the Company and that the facts stated therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.



                                        ______________________________________
                                        Notary Public for the State of Florida

(Notarial Seal)

PRELIMINARY PROXY MATERIALS           A-2

Exhibit B
                            Ixion Biotechnology, Inc.

                            1994 Board Retainer Plan
                     as amended March 22, 1999June 27, 1997

         1. Purpose of Plan. The purpose of the Ixion Biotechnology, Inc. 1994 Board Retainer Plan (the "Plan") is to provide a means by which Ixion Biotechnology, Inc. (the "Company") may attract and retain Outside Directors, Members of the Scientific Advisory Board, and certain key employees, and key consultants by providing those personnel with an opportunity to participate in the growth, development and financial success of the Company which their efforts, initiative, and skill have helped produce.

         2. Definitions. Wherever the following capitalized terms are used in the Plan, they shall have the following respective meaning:

         2.1 "Award" means a grant of fully-paid and non-assessable shares of Common Stock under the Plan.

         2.2 "Board of Directors" means the board of directors of the Company.

         2.3 "Change in Control" shall be deemed to have occurred if:

                  (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding securities which vote generally in the election of Directors (referred to herein as "Voting Securities"); or

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new Directors whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of surviving entity) more then 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

         2.4 "Committee" means the Audit and Benefits Committee of the Company.

         2.5 "Common Stock" means the Common Stock of the Company, par value $0.01 per share.

         2.6  "Company" means Ixion Biotechnology, Inc., a Delaware corporation.

         2.7 "Director" or "Outside Director" means a member of the Board of Directors who is not an officer or employee of the Company.
                                      B-1

PRELIMINARY PROXY MATERIALS


         2.8 "Disability" or "disabled" means, with respect to a Participant a physical or mental condition resulting from any medically determinable physical or mental impairment that renders such person incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than six consecutive months.

         2.9 "Exchange Act" means the Securities Exchange Action of 1934, as amended.

         2.10 "Fair Market Value" means the per share value of the Common Stock as of a given date, determined as follows:

                  (a) If the Common Stock is listed or admitted for trading on any national securities exchange, the Fair Market Value of the Common Stock is the closing quotation for such stock on the day preceding such date, or, if shares were not traded on the day preceding such date, then on the next preceding trading day during which a sale occurred.

                  (b) If the Common Stock is not traded on any national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (Nasdaq System) or any similar system of automated dissemination of quotations of prices in common use, the Fair Market Value of the Common Stock is the last sales price (if the stock is then listed as a national market issue under the Nasdaq System) or the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day preceding such date as reported by Nasdaq System (or such similar quotation system).

                  (c) If neither clause (a) nor clause (b) of this Section 2.9 is applicable, the Fair Market Value of the Common Stock is the fair market value per share as of such valuation date, as determined by the Board of Directors in good faith and in accordance with uniform principles consistently applied. Such Fair Market Value shall be determined on a regular basis, not less than annually.

         2.11 "Member of the Scientific Advisory Board" means a member of the Company's Scientific Advisory Board.

         2.12 "Officer" means an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such rule may be amended from time to time.

         2.13 "Participant" means an Director, or Member of the Scientific Advisory Board, key employee, or key consultant to whom an award is granted under this Plan.

         2.14 "Plan" means the Ixion Biotechnology, Inc. 1994 Board Retainer Plan, as it may be amended from time to time.

         2.15 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as such rule may be amended from time to time.

         2.16  "Secretary" means the Secretary of the Company.

         2.17 "Securities Act" means the Securities Act of 1933, as amended.

         2.18 "Termination of Relationship" means with respect to any Director, Member of the Scientific Advisory Board, or employee, or consultant, the time when such person ceases to be a Director, Member of the Scientific Advisory Board, or employee, or consultant of the Company for any reason, with or without cause, including without limitation, a termination by resignation, removal, death, disability, or failure to be nominated or reelected by the Company's stockholders. Nothing in this Plan shall confer upon any such person Director, Member of the Scientific Advisory Board, or employee, any right to continue his or her association with the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any such person at any time for any reason whatsoever, with or without cause.

         3.  Stock Subject to Plan.

PRELIMINARY PROXY MATERIALS


         3.1 Stock Subject to Plan. The stock subject to an Award shall be shares of the Company's Common Stock. The aggregate number of such shares issued and outstanding Directors or Members of the Scientific Advisory Board pursuant to Awards shall not exceed 250,000.

         3.2 Changes in Company Capitalization. In the event that (i) the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another entity, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or (ii) the number of shares is increased or decreased by reason of a stock split, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion or exchange of any convertible or exchangeable securities of the Company shall not be deemed to have been "effected without receipt of consideration"), then the Committee shall make appropriate adjustments in the number and kind of shares available for Awards, including adjustments to the limitations in Section 3.1 on the maximum number and kind of shares which may be issued and outstanding pursuant to Awards.

         4.  Granting of Awards

         4.1 Eligibility. Any serving Outside Director or, Member of the Scientific Advisory Board, and any or newly-hired key employee or consultant, shall be eligible for Awards.

         4.2 Grants. Each person who is an Outside Director or Member of the Scientific Advisory Board of the Company at the date of the adoption of this Plan shall be granted an Award of 5,000 shares of Common Stock. Thereafter, immediately following the Annual Meeting of the Company, the Committee shall grant a further Award of 1,000 shares of Common Stock to each Participant (so long as he or she is an Outside Director or Member of the Scientific Advisory Board on each such date). Employees and consultants may be granted Awards in connection with employment or otherwise upon recommendation by the Committee and approval by the Board.

         4.3  Administration of the Plan.

                  (a) The Plan shall be administered by the Committee. The Committee shall consist of at least two Outside Directors (if there are such) selected by the Board of Directors. Committee members may resign by delivering written notice to the Secretary. Vacancies on the Committee shall be filled by the Board of Directors.

                  (b) Except as otherwise provided in the Plan and except as otherwise expressly stated to the contrary in the Company's Certificate of Incorporation, Bylaws, or elsewhere, the Committee shall have the sole discretionary authority (i) to impose such conditions and restrictions on Awards as it determines appropriate, (ii) to interpret the Plan, (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan, (iv) to determine Fair Market Value in accordance with Section 2.9 (c), and (v) to take any other actions in connection with the Plan and to make all determinations under the Plan as it may deem necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this Section 4 shall be binding and conclusive on all persons.

                  (c) A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

                  (d) The Committee may delegate to one or more persons any of its powers, or designate one or more persons to do or perform those matters to be done or performed by the Committee, including administration of the Plan. Any person or persons delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

PRELIMINARY PROXY MATERIALS


                  (e) Members of the Committee shall receive such compensation for their services as members as may be determined by the Board of Directors. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company, and its Officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All elections taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company, and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan. Members of the Committee and each person or persons designed or delegated by the Committee shall be entitled to indemnification by the Company for any action or any failure to act in connection with services performed by or on behalf of the Committee for the benefit of the Company to the fullest extent provided or permitted by the Company's Certificate of Incorporation, Bylaws, any insurance policy, or other agreement intended for the benefit of the Committee, or by any applicable law.

         5.  Terms of Grants

         5.1 Grant Agreement. Each Grant shall be evidenced by a written Grant Agreement , which shall be signed by the Participant and by an authorized Officer of the Company and which shall refer to such terms and conditions as the Committee shall determine, consistent with the Plan.

         5.2 Issuance of Shares. Participants shall be issued a certificate for fully-paid and nonassessable shares of Common Stock for the number of shares covered by the Award, which certificate may contain a legend referring to restrictions on vesting and transfer and such other terms and conditions as the Committee shall determine, consistent with the Plan.

         5.3 Forfeiture of Unvested Shares. Shares which have been awarded but not yet vested under this Section 5.3 shall be forfeited if the Participant ceases to be a Director, Member of the Scientific Advisory Board, or employee, or consultant of the Company for any reason, with or without cause, including without limitation, a termination by resignation, removal, death, disability, or failure to be nominated or reelected by the Company's stockholders, unless provided to the contrary in any Grant Agreement approved by the Committee between the Participant and the Company, which Agreement shall govern any further vesting of shares pursuant to Awards.

         5.4 Fair Market Value. The Company shall provide to each Participant who receives an Award information regarding the Fair Market Value of the Company's shares on the date such Award is granted. Such information shall be provided to permit the Participant to determine his or her federal income tax liability, if any, for such Award, or to permit the Participant to make the election contemplated by Section 78 of the Internal Revenue Code.

         5.5  Transfer Restrictions; Vesting.

                  (a) Unless otherwise approved in writing by the Committee, no shares of Common Stock issued pursuant to an Award may be sold, assigned, pledged, encumbered, or otherwise transferred until (i) they have vested, and
(ii) either the Company has made an offering of its shares to the public pursuant to a registration statement under the Securities Act or there has been a Change of Control of the Company, except as may be provided in Section 5.5(c) or as may otherwise be provided for in an Grant Agreement which has been approved by the Committee. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares granted pursuant to an Award as it deems appropriate. Any such other restriction shall be set forth in the respective Grant Agreement and may be referred to on the certificates evidencing such shares.

                  (b) Shares issued to members of the Board of Directors, or employees, or consultants pursuant to Awards shall vest 20% at the end of the first year of service after the date of the Award and 1/12 of 20% at the end of each month thereafter. Subject to the provisions of Sections 5.3, 5.5(c), and 5.5(d), Awards shall otherwise become vested at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Grant Agreement; provided, however, that by resolution adopted after an Award is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 5.3, 5.5(c), and 5.5(d), accelerate the time at which such Award or any portion thereof may be vested, or such rights may be set forth in an agreement between the Participant and the Company which has been approved by the Committee. Shares issued to members of the Scientific Advisory Board shall vest 25% at the end of each three months of service after the date of the award.

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PRELIMINARY PROXY MATERIALS

(c) No portion of an Award which is unvested at Termination of Relationship shall thereafter become vested; provided, however, that provision may be made that such Award shall become vested in the event of a Termination of Relationship as may be determined by the Committee, or such rights may be set forth in a Grant Agreement between the Participant and the Company which has been approved by the Committee.

                  (d) Subject to the provisions of Section 5.5(a), the Committee shall provide, in terms of each individual Grant Agreement when such Award becomes vested, and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Grant Agreements that unvested shares shall be forfeited immediately upon a Termination of Relationship; provided, however, that provision may be made that such shares shall become vested in the event of a Termination of Relationship because of the Participant's retirement, death, disability, or as may otherwise be determined by the Committee.

         5.6 No Right to Continued Relationship. Nothing in this Plan or in any Grant Agreement issued hereunder shall confer upon any Participant, any right to continue his or her association with the Company or shall interfere with or restrict in any way the rights of the Company and its stockholders, which are hereby expressly reserved, to remove any such person at any time for any reason whatsoever, with or without cause.

         6.  Additional Provisions.

         6.1 Nontransferability. No unvested shares issued pursuant to an Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce proceeding), and any attempted disposition thereof shall be null and void and of no effect.

         6.2 Securities Act. Upon issuance of Common Stock of the Company to the Participant, or his heirs, the recipient of that stock shall represent that the shares of stock are taken for investment and not resale and shall make such other representations as may be necessary to qualify the issuance of the shares as exempt from the Securities Act and applicable federal and state securities laws and regulations, and shall represent that he or she shall not dispose of those shares in violation of the Securities Act or of applicable federal and state securities laws and regulations. The Company reserves the right to place a legend on any stock certificate issued pursuant to the Plan to assure compliance with this Section and with the vesting and transferability requirements of
Section 5. No shares of Common Stock of the Company shall be required to be distributed until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act or any other then applicable federal or state securities law or regulation.

         6.3 Withholding of Tax. The Company shall have the right to deduct from any Award made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such Award. It shall be a condition to the obligation of the Company to deliver Common Stock upon an Award that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any grant under this Plan may provide by its terms that the Participant may elect, in accordance with any applicable regulations, to pay a portion or all of the amount of such minimum required or additional permitted withholding taxes in shares of Common Stock, subject to the timing restrictions set forth in Section 6 hereof. The Participant shall authorize the Company to withhold, or shall agree to surrender back to the Company, on or about the date such withholding tax liability is determinable, shares of Common Stock previously owned by such Participant or a portion of the shares that were or otherwise would be distributed to such Participant pursuant to such award having a Fair Market Value equal to the amount of such required or permitted withholding taxes to be paid in shares.

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PRELIMINARY PROXY MATERIALS

         6.4 Termination and Amendment of Plan. The Committee may at any time suspend or terminate the Plan, or make such modifications of the Plan as it shall deem advisable, provided that the Plan not be changed to increase the cost of the Plan to the Company. Notwithstanding anything to the contrary contained herein, the Committee shall not amend or modify the Plan more than once every six (6) months or in any other manner inconsistent with the requirements of Rule 16b-3(c)(2)(ii) except to the extent required by changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or regulations and rules issued thereunder. No termination or amendment of the Plan may, without the consent of a Participant, adversely affect the rights of such Participant notwithstanding anything to the contrary herein. No Award may be granted during any period of suspension of the Plan nor after termination of the Plan, and in no event may any Award be granted under this Plan after August 30, 2004.

         6.5 Duties of the Company. The Company shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to an Award and all other fees and expenses necessarily incurred by the Company in connection therewith.

         6.6 Absence of a Committee. Should the Board of Directors fail to appoint the Committee or should there be no Committee for any other reason, then the Plan shall be administered by the Board of Directors. In the absence of a Committee, the Board of Directors (or that portion thereof comprised in accordance with this Section 6.6) shall have all the powers of the Committee as set forth herein in administration of the Plan.

         7.  General Provisions.

         7.1 No Rights. Neither the adoption and maintenance of the Plan, the granting of Awards pursuant to the Plan, nor issuance of shares pursuant to Awards shall be deemed to constitute a contract of employment between the Company and any Participant or to be a condition of the employment of any person. The Plan and any Awards granted under the Plan shall not confer upon any Participant any right with respect to a continued relationship with the Company, nor shall they interfere in any way with the right of the Company or its shareholders to terminate the relationship of any Participant with the Company at any time, and for any reason, with or without cause.

         7.2 Costs of Administration. The Company shall pay all costs and expenses of administering the Plan.

         7.3 Controlling Laws. The issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The provisions of this Plan shall be interpreted so as to comply with the conditions and requirements of the Securities Act, the Exchange Act, and rules and regulations issued thereunder, including without limitation Rule 16b-3, unless a contrary interpretation of any such provisions otherwise required by applicable law. Except to the extent preempted by Federal law, this Plan and all Stock Option Agreements entered into pursuant hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of laws rules.

PRELIMINARY PROXY MATERIALS




  [Address Label]



                                      PROXY
                            IXION BIOTECHNOLOGY, INC.
                    Proxy solicited by the board of directors
                     for the annual meeting of stockholders
                            to be held June 11, 1999




         The undersigned hereby appoints Weaver H. Gaines or David C. Peck, or either of them, as attorney and proxy of the undersigned, with full power of substitution and resubstitution, to vote all of the shares of common stock of Ixion Biotechnology, Inc. (the "Company") which the undersigned may be entitled to vote at the annual meeting of stockholders to be held at the offices of the Company at 13709 Progress Blvd., Box 13, Alachua, FL 32615, commencing at 10:00 a.m., local time, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

         Unless a contrary direction is indicated, this proxy will be voted for all nominees for director listed in Proposal 1, and for proposals 2, 3, and 4, as more specifically described in the proxy statement. If specific instructions are indicated, this proxy will be voted in accordance therewith.

         You may revoke this proxy at any time prior to the vote at the annual meeting.

         Please complete, date, and sign this proxy and return it in the accompanying envelope.

         The board of directors recommends a vote for the nominees for director listed on the reverse of this proxy card, and a vote for proposals 2, 3, and 4, also set forth on the other side of this proxy card.

Proposal 1. To elect five directors to hold office until the 2000 annual meeting of stockholders.

Nominees:  Weaver H. Gaines, David C. Peck, David M. Margulies, Vincent P.
           Mihalik, and Karl-E. Arfors



For all nominees except as noted ___________________________________




Proposal 2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 4,000,000 to 20,000,000 shares and to authorize a new class of preferred stock in the amount of 1,000,000 shares.



Proposal 3. To approve the Company's 1994 Board Retainer Plan, as amended, to increase the aggregate number of shares authorized to be outstanding under such plan to 250,000.




Proposal 4. To ratify the designation of PricewaterhouseCoopers LLP to audit the books and accounts of the Company for the fiscal year ended December 31, 1999.


Please sign exactly as name appears       Signature:____________________________
on this proxy.  When signing as           Date: _________________ 1999
attorney, executor, administrator,
trustee or guardian, please give
full title.  If more than one trustee,    Signature:____________________________
all should sign.  All joint owners must   Date: _________________ 1999
sign.


MARK HERE FOR CHANGE                        MARK HERE IF YOU
OF ADDRESS AND NOTE                         PLAN TO ATTEND
CHANGE ON OTHER SIDE                        THE ANNUAL MEETING